UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      February 23, 2005
                                                --------------------------------


                            MAVERICK TUBE CORPORATION
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             (Exact name of registrant as specified in its charter)


  Delaware                          1-10651                     43-1455766
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(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri            63017
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       (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code             636.733.1600
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE.

On February 23, 2005, the Board of Directors (the "BOARD") of Maverick Tube Corporation (the "COMPANY") adopted the First Amendment to Maverick Tube Corporation 2004 Stock Incentive Plan for Non-Employee Directors (the "AMENDMENT"). The Amendment allows for discretionary grants to new directors, eliminates the waiting period for new directors, and provides that a non-employee director may designate a beneficiary for restricted stock held by such director upon his or her death. The Amendment allows such a designation to be made with regard to stock options, as well.

The Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.


ITEM 9.01  Financial Statements and Exhibits.

(c)      Exhibits

         No.             Description
         ---             -----------

         10.1 First Amendment to Maverick Tube Corporation 2004 Stock Incentive Plan for Non-Employee Directors

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     MAVERICK TUBE CORPORATION



Date:    March 1, 2005               By:   /s/ Joyce M. Schuldt
                                        ---------------------------------------
                                         Joyce M. Schuldt
                                         Vice President, Chief Legal Officer and
                                         Secretary